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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 2002
                                                           -------------



                        UNITED COMMUNITY FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                         0-24399            34-1856319
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(State or other jurisdiction        (Commission       (IRS Employer
      incorporation)                File Number)      Identification Number)


275 Federal Plaza West, Youngstown, Ohio                          44503-1203
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(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (330) 742-0500
                                                           --------------


                                 Not Applicable
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         (Former name or former address, if changes since last report.)


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ITEM 5. OTHER EVENTS

On April 1, 2002, United Community Financial Corp. ("United Community"), the unitary savings and loan holding company of The Home Savings and Loan Company ("Home Savings") and Butler Wick Corp., headquartered in Youngstown, Ohio, acquired all of the capital stock of Potters Bank ("Potters"), an Ohio-chartered state savings bank, through the merger of United Community's subsidiary, HSLC Merger Subsidiary, Inc. into Potters' parent, Potters Financial Corporation. Potters was then merged into Home Savings.

For further details, reference is made to the Press Release dated April 1, 2002, which is attached hereto as Exhibit 99 and which is incorporated herein by reference in its entirety.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below are filed herewith or incorporated by reference.

         2 Agreement and Plan of Merger by and among United Community Financial Corp. and The Home Savings and Loan Company of Youngstown, Ohio and Potters Financial Corporation and Potters Bank dated as of September 5, 2001.

         99       Text of Press Release dated April 1, 2002.

Exhibit 2 is incorporated by reference to Annex A of the definitive proxy statement of Potters Financial Corporation filed on Schedule 14A with the Securities and Exchange Commission on December 3, 2001.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED COMMUNITY FINANCIAL CORP.



Date:    April 8, 2002                      /s/ Douglas M. McKay
                                            --------------------
                                            Douglas M. McKay, President













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                                INDEX TO EXHIBITS


    Exhibit Number                Description

         2        Agreement and Plan of Merger by and among United
                  Community Financial Corp. and The Home Savings and
                  Loan Company of Youngstown, Ohio and Potters
                  Financial Corporation and Potters Bank dated as of
                  September 5, 2001.                                        *

         99       Text of Press Release dated April 1, 2002.

* Exhibit 2 is incorporated by reference to Annex A of the definitive proxy statement of Potters Financial Corporation filed on Schedule 14A with the Securities and Exchange Commission on December 3, 2001.